

Third Quarter 2014 Results

October 21, 2014

SYNOVUS
the bank of here

Forward-looking statements and use of non-GAAP financial measures

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, (1) our potential pending litigation exposure; (2) credit trends and key credit metrics; (3) future loan and deposit growth; (4) future net interest margin; (5) future non-interest income; (6) adjusted non-interest expense levels and the impact of our ongoing efficiency initiatives and further cost savings; (7) the expected impact of Basel III on our capital ratios; (8) our capital management plan, including our share repurchase program; (9) our strategy for future growth; and (10) our assumptions underlying these expectations . Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income per common share, diluted; adjusted non-interest income; adjusted non-interest expense; adjusted pre-tax, pre-credit costs income; the ratio of adjusted pre-tax, pre-credit costs income to risk weighted assets; average core deposits; average core deposits excluding average state, county, and municipal deposits; the Tier 1 common equity ratio; the estimated common equity Tier 1 ratio under final Basel III rules; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are net income per common share, diluted; total non-interest income; total non-interest expense; income before income taxes; the ratio of net income to average total assets; total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Adjusted net income per common share, diluted; adjusted pre-tax, pre-credit costs income and adjusted pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain income/expenses. Adjusted non-interest income is a measure used by management to evaluate non-interest income exclusive of net investment securities gains and other non-recurring income items. Adjusted non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Average core deposits and average core deposits excluding state, county, and municipal deposits are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The Tier 1 common equity ratio, the estimated common Tier 1 ratio under final Basel III rules, and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

3Q14 Highlights

- Net income available to common shareholders of $44.2 million or $0.32 per diluted common share
- Net income available to common shareholders of $51.3 million or $0.37 per diluted common share excluding net litigation related expenses, restructuring charges, and Visa indemnification charges(3)
- Total loans grew $132.8 million sequentially
- Retained top 5 market share in markets that represent ~80% of core deposit franchise(5)
- NPL ratio declined to 1.18% vs. 1.27% in 2Q14
- Tier 1 common equity ratio(1)(6) increased 18 b.p.s vs. 2Q14 to10.60%

(in thousands, except per share data)	3Q14	2Q14	3Q13
Net interest income	$206,263	$205,051	$203,970
Adjusted non-interest income(1)	63,985	63,388	62,454
Adjusted non-interest expense(1)	166,754	169,498	171,038
Adjusted pre-tax, pre-credit costs income(1)	103,494	98,941	95,386
Investment securities gains, net	-	-	1,124
Credit costs(2)	15,701	16,919	22,364
Restructuring charges	809	7,716	687
Visa indemnification charges	1,979	356	-
Litigation settlement expenses(4)	12,349	-	-
Income before taxes	72,656	73,950	73,459
Income tax expense	25,868	27,078	27,765
Dividends and accretion of discount on preferred stock	2,559	2,559	8,506
Net income available to common shareholders	$44,229	$44,313	$37,188
Net income per diluted common share	$0.32	$0.32	$0.27
Average diluted common shares outstanding	139,726	139,567	137,097

(1) Non-GAAP financial measure; see appendix
(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of foreclosed real estate expense, net
(3) Net litigation related expenses consist of litigation settlement expenses and associated attorney fees, net of related insurance recovery. Non-GAAP financial measure; see appendix
(4) 3Q14 amount consists of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other periods presented herein are not reported separately as amounts are not material.
(5) Source: FDIC deposit data as of June 30, 2014
(6) Preliminary

Loan growth of $132.8 million and $877.0 million year-over-year



Total Loans
(dollars in billions)
$19.71
$9.71
$3.57
$6.46
49%
18%
33%
$20.46
$10.10
$3.77
$6.62
$20.59
$10.02
$3.85
$6.75
48%
19%
33%
3Q13
2Q14
3Q14
CRE
Retail
C&I
(in millions)
Sequential quarter total loan growth:
$103.3
$296.8
$132.8

- 3Q14 sequential quarter loan growth of $132.8 million or 2.6%*
  - Retail increased $86.0 million or 9.1%*, driven by growth in consumer mortgages and HELOCs
  - C&I decreased $82.4 million or 3.2%*, reflecting impact of a few larger loan pay-downs
  - CRE increased $129.0 million or 7.7%*, driven by growth in the investment properties portfolio
- Year-over-year loan growth of $877.0 million or 4.4%
- Expect approximately 4% loan growth for 2014
  - Increase in new loan originations each quarter this year
  - Pipeline remains strong for 4Q14
  - Project continued pressure from loan pay-downs

* Annualized

Average core deposits excluding SCM deposits[1] grew $204.5 million or 4.7%[2]



(dollars in billions)
Average Core Deposits(3)
$21
$14
$7
$0
$19.55
$2.23
$3.37
$3.53
$5.72
$4.70
$19.96
$2.36
$3.36
$3.66
$5.73
$4.85
$19.49
$2.37
$3.20
$3.44
$5.63
$4.85
$19.46
$2.27
$3.02
$3.51
$5.64
$5.02
$19.44
$2.05
$3.04
$3.51
$5.67
$5.17
3Q13
4Q13
1Q14
2Q14
3Q14
Non-interest Bearing
Money Market
NOW/Savings
Time
SCM

- Average core deposits excluding state, county, and municipal (SCM) deposits[4] grew $204.5 million or 4.7%[2] vs. 2Q14
- Average core deposits[3] decreased $18.6 million or 0.4%[2] vs. 2Q14
- Total average deposits of $20.94 billion increased $75.0 million or 1.4%[2] vs. 2Q14
- Retained top 5 market share in markets that represent approximately 80% of our core deposit franchise[4]

(1) Non-GAAP financial measure; see appendix.
(2) Annualized
(3) Average core deposits represent total average deposits less average brokered deposits. Non-GAAP financial measure; see appendix.
(4) Source: FDIC deposit data as of June 30, 2014

Net interest margin decreased to 3.37%

(dollars in millions)


$204.0
$205.1
$206.3
3.40%
3.41%
3.37%
3Q13
2Q14
3Q14
Net Interest income
Net Interest Margin

Net Interest Income Sensitivity

Change in short-term interest rates (in b.p.s)	Estimated % increase in net interest income*
+200	6.3%
+100	4.0%

* as compared to unchanged rates (for the next 12 months)

- NIM of 3.37%, down 4 b.p.s vs. 2Q14
  - Yield on earning assets of 3.81%, down 5 b.p.s from 2Q14
    - Yield on loans decreased 4 b.p.s to 4.28%
  - Effective cost of funds of 44 b.p.s, down 1 b.p. from 2Q14
- Net interest income increased $1.2 million vs. 2Q14 driven primarily by higher day count
- Expect moderate downward pressure on NIM in 4Q14
- Positioned to benefit from potential increase in short-term rates

Service charges on deposit accounts grew $921 thousand or 4.8%

- 3Q14 adjusted non-interest income[1] was $64.0 million, a $598 thousand or 0.9% increase from 2Q14
  - Core banking fees[2] of $32.8 million, up $125 thousand from 2Q14, driven by $921 thousand or 4.8% increase in service charges on deposits
  - FMS revenues[3] of $19.4 million increased $382 thousand or 2.0% sequentially, driven by brokerage revenue growth
  - Mortgage banking income decreased $618 thousand or 11.7% vs. 2Q14
    - Mortgage originations totaled $197 million, up from $188 million in the prior quarter
    - Decline in revenue was driven by lower gains on mortgage loan sales

(in thousands)	3Q14	3Q14 vs. 2Q14 % Change	3Q14 vs. 3Q13 % Change
Service charges on deposit accounts	$20,159	4.8%	3.8%
Fiduciary and asset management fees	11,207	(0.8)	7.9
Brokerage revenue	7,281	8.6	9.7
Mortgage banking income	4,665	(11.7)	(12.2)
Bankcard fees	8,182	(5.9)	5.4
Other fee income	4,704	(4.5)	(9.5)
Private equity investments (losses) gains, net	(144)	(20.4)	nm
Other non-interest income	7,931	7.8	6.5
Total non-interest income	**$63,985**	**0.9%**	**0.6%**
Adjusted non-interest income[1]	**$63,985**	**0.9%**	**2.5%**

(1) Non-GAAP financial measure; see appendix.
(2) Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, and miscellaneous other service charges.
(3) Consist primarily of fiduciary and asset management fees and brokerage revenue.

Continued focus on expense management



(dollars in millions)
$187.3
$171.0
$190.7
$167.9
$184.2
$167.1
$182.2
$169.5
$193.7
$166.8
3Q13
4Q13
1Q14
2Q14
3Q14
Headcount: 4,725
4,696
4,646
4,640
4,563
Total Non-interest Expense
Adjusted Non-interest Expense*

- **Adjusted 3Q14 non-interest expense* was $166.8 million, down $2.7 million or 1.6% vs. 2Q14**
  - Employment expense of $93.9 million, up $1.3 million vs. 2Q14, due to 1 more pay day in the quarter and merit increases
    - Headcount down 3.4% vs. a year ago reflecting continued implementation of efficiency initiatives
  - Advertising expense of $7.2 million, up $896 thousand vs. 2Q14 as planned
  - Professional fees of $2.5 million, down $5.7 million vs. 2Q14, include benefit from $3.6 million net insurance recovery for incurred legal fees related to litigation
- **Expense savings initiatives are ongoing; led by branch rationalization and workforce reductions**

* Excluding litigation settlement expenses, Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix.

Continued improvement in credit quality


(dollars in millions)
Total NPLs(1)
$600
$400
$200
$0
2.29%
$451
2.08%
$416
1.91%
$384
1.27%
$260
1.18%
$242
3Q13
4Q13
1Q14
2Q14
3Q14


Credit Costs(2)
$30
$20
$10
$0
$22
$15
$7
$22
$8
$14
$18
$8
$10
$17
$5
$12
$16
$12
$4
3Q13
4Q13
1Q14
2Q14
3Q14
Provision for Loan Losses
Other Credit Costs


Net Charge-offs(3)
$40
$27
$13
$0
0.47%
$23
0.51%
$25
0.30%
$15
0.69%
$35
0.24%
$12
YTD NCO ratio
3Q14: 0.41%
3Q13: 0.75%
3Q13
4Q13
1Q14
2Q14(4)
3Q14


Total Past Dues > 30 Days
$120
$80
$40
$0
0.40%
$79
0.36%
$73
0.37%
$75
0.30%
$60
0.36%
$74
3Q13
4Q13
1Q14
2Q14
3Q14

(1) Excludes impaired loans held-for-sale
(2) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of foreclosed real estate expense, net.
(3) As a % of average total loans, annualized
(4) Increase in 2Q14 net charge-offs is due to significant reduction in NPLs which were fully reserved

Strong capital ratios

	3Q13	2Q14	3Q14
Tier 1 common equity ratio[1]	9.93 %	10.42	**10.60** [2]
Tier 1 capital ratio	10.55	11.01	**11.19** [2]
Total risk-based capital ratio	13.04	13.03	**13.17** [2]
Leverage ratio	8.96	9.69	**9.85**
Tangible common equity ratio[1]	10.61 %	10.91	**11.04**

- **3Q14 common equity Tier 1 (CET1) ratio under Basel III estimated at 10.50%[1][2][3] on a fully phased-in basis.**

(dollars in millions)	3Q13	2Q14	3Q14
Disallowed deferred tax asset	$647.8	547.8	**529.3**
As a % of risk-weighted assets	2.98 %	2.41	**2.32**

(1) Non-GAAP financial measure; see appendix
(2) Preliminary
(3) Basel III impact is based on management's interpretation of the regulation and is subject to change.

Capital management - share repurchase program and dividend increase

- **$250 million common stock repurchase program**
  - The Synovus Board of Directors has authorized a share repurchase program for the repurchase of up to $250 million of its common stock over the next 12 months
- **Common stock dividend increase**
  - The Synovus Board of Directors has also approved an increase in the quarterly common stock dividend from $0.07 to $0.10 per share
    - Dividend increase will be effective with the quarterly dividend payable in January 2015

Appendix

Non-interest Income

(dollars in thousands)	3Q14	2Q14	3Q13	3Q14 vs. 2Q14 % Change	3Q14 vs. 3Q13 % Change
Service charges on deposit accounts	$20,159	$19,238	$19,426	4.8%	3.8%
Fiduciary and asset management fees	11,207	11,296	10,389	(0.8)	7.9
Brokerage revenue	7,281	6,707	6,636	8.6	9.7
Mortgage banking income	4,665	5,283	5,314	(11.7)	(12.2)
Bankcard fees	8,182	8,695	7,760	(5.9)	5.4
Investment securities gains, net	-	-	1,124	-	nm
Other fee income	4,704	4,928	5,199	(4.5)	(9.5)
Private equity investments (losses) gains, net	(144)	(119)	284	21.0	nm
Other non-interest income	7,931	7,360	7,446	7.8	6.5
Total non-interest income	**$63,985**	**$63,388**	**$63,578**	**0.9%**	**0.6%**
Adjusted non-interest income[(1)]	**$63,985**	**$63,388**	**$62,454**	**0.9%**	**2.5%**

(1) Non-GAAP financial measure
nm - not meaningful

Non-interest Expense

(dollars in thousands)	3Q14	2Q14	3Q13	3Q14 vs. 2Q14 % Change	3Q14 vs. 3Q13 % Change
Salaries and other personnel expense	$93,870	$92,540	$92,794	1.4%	1.2%
Net occupancy and equipment expense	26,956	26,425	26,475	1.4	1.8
FDIC insurance and other regulatory fees	8,013	8,049	7,639	(0.4)	4.9
Foreclosed real estate expense, net	9,074	4,063	10,359	123.3	(12.4)
Other credit costs	2,784	572	5,244	386.7	(46.9)
Professional fees	2,526	8,224	11,410	(69.3)	(77.9)
Third-party services	10,044	9,464	10,151	6.1	(1.1)
Restructuring charges	809	7,716	687	(89.5)	17.8
Visa indemnification charges	1,979	356	-	455.9	nm
Litigation settlement expenses[1]	12,349	-	-	nm	nm
Advertising expense	7,177	6,281	3,114	14.3	130.5
Other operating expenses	18,168	18,515	19,455	(1.9)	(6.6)
Total non-interest expense	**$193,749**	**$182,205**	**$187,328**	**6.3%**	**3.4%**
Adjusted non-interest expense[2]	**$166,754**	**$169,498**	**$171,038**	**(1.6%)**	**(2.5%)**

[1] 3Q14 amount consists of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other periods presented herein are not reported separately as amounts are not material.

[2] Excluding litigation settlement expenses, Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure.

nm - not meaningful

Adjusted Pre-tax, Pre-credit Costs Income[1]

(dollars in thousands)



$95,386
$96,254
$96,255
$98,941
$103,494
3Q13
4Q13
1Q14
2Q14
3Q14

3Q14 vs. 2Q14 Key Drivers
(in millions)
-net interest income ↑$1.2
-adjusted non-interest income[1] ↑$0.6
-adjusted non-interest expense[1] ↓$2.7

	3Q13	4Q13	1Q14	2Q14	3Q14
Income before income taxes	$73,459	$59,710	$77,024	$73,950	$72,656
Add: Provision for losses on loans	6,761	14,064	9,511	12,284	3,843
Add: Other credit costs[2]	15,603	8,285	8,128	4,635	11,858
Add: Restructuring charges	687	3,770	8,577	7,716	809
Add: Visa indemnification charges	-	799	396	356	1,979
Add: Litigation settlement expenses[3]	-	10,000	-	-	12,349
Subtract: Investment securities gains, net	(1,124)	(373)	(1,331)	-	-
Subtract: Gain from Memphis transaction, net[4]	-	-	(5,789)	-	-
Adjusted Pre-tax, pre-credit costs income [1]	**$95,386**	**$96,255**	**$96,516**	**$98,941**	**$103,494**

(1) Non-GAAP financial measure
(2) Other credit costs consist primarily of foreclosed real estate expense, net.
(3) 3Q14 and 4Q13 amounts consist of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other quarters are not reported separately as amounts are not material.
(4) Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.

Improving Portfolio Risk Distribution

(dollars in millions)

Risk Category	2Q14	3Q14	3Q14 vs. 2Q14 Change
Passing Grades	$18,976	$19,223	$247
Special Mention	737	652	($85)
Substandard Accruing	484	472	($12)
Non-Performing Loans	260	242	($18)
Total	$20,456	$20,589	$133

Substandard Accruing Loans



(dollars in millions)
$650
$488
$325
$163
$0
$596
$307
$289
$542
$254
$288
$499
$242
$257
$484
$248
$236
$472
$242
$231
21% decline from 3Q13
3Q13
4Q13
1Q14
2Q14
3Q14
Other Substandard Accruing Loans
Substandard Accruing TDRs



Composition of 3Q14 Substandard Accruing Loans
18%
20%
7%
4%
51%
Investment Properties
C&I
Retail
Land
Residential

Troubled Debt Restructurings

(dollars in millions)

Composition of 3Q14 Performing TDRs

Risk Categories:


Pass
26%
Special Mention
18%
Substandard
56%

Loan Type:


Retail
11%
Inv. Prop.
28%
C&I
32%
Land
11%
Resi. Prop.
18%

Accruing TDR Trends


$574
$556
$495
$444
$409
3Q13
4Q13
1Q14
2Q14
3Q14

- 98% of performing TDRs are paid current; 90-day past due TDRs are only $283 thousand
- 44% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 71% of performing TDRs are not residential or land-related

NPL Inflows by Portfolio Type

(dollars in millions)

	3Q13	4Q13	1Q14	2Q14	3Q14
Investment properties	$7	$4	$3	$2	$2
Residential properties / Land-related	9	8	5	6	10
Commercial and industrial	19	20	15	17	12
Retail	12	9	12	9	9
Total	$47	$41	$35	$34	$33

Past Dues by Portfolio Type

(dollars in millions)	30-Days + Past Due		Outstanding Balance
	2Q14	3Q14	3Q14
Investment properties	0.03	0.03	$5,019
1-4 family construction	0.00	0.26	144
1-4 family investment mortgage	0.67	0.97	814
Residential development	0.48	0.91	180
Residential properties	**0.55**	**0.87**	**1,138**
Land for future development	0.34	0.37	589
Total CRE	**0.15**	**0.20**	**6,745**
Commercial and industrial	0.26	0.30	10,017
Retail	0.64	0.74	3,855
Total*	**0.30**	**0.35**	**$20,589**

*Excludes unearned income of $28.8 million

Net Charge-offs by Type

(dollars in millions, % of average loans annualized)	1Q14		2Q14		3Q14	
Investment properties	$4	0.32%	$5	0.32%	$1	0.10%
1-4 family properties	1	0.22	1	0.22	1	0.51
Land for future development	1	0.83	19	0.83	(1)	(0.39)
Total CRE	**6**	**0.36**	**25**	**0.36**	**2**	**0.13**
Commercial and industrial	6	0.25	5	0.25	6	0.24
Retail	3	0.38	5	0.38	4	0.42
Total net charge-offs	**$15**	**0.30**	**$35**	**0.30**	**$12**	**0.24**

Loan Loss Reserve Coverage Trends

(dollars in millions)


2.13%
$420
1.91%
$373
1.82%
$352
1.71%
$335
1.62%
$319
1.53%
$308
1.49%
$301
1.36%
$278
1.31%
$269
132%
94%
98%
92%
92%
95%
100%
178%
176%
60%
69%
69%
69%
71%
74%
78%
107%
111%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
Loan Loss Reserve
LLR to NPLs
LLR to NPLs (excluding NPLs for which the expected loss has been charged off)

Non-GAAP Financial Measures

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation to the most directly comparable GAAP measure.

(dollars and shares in thousands)

	3Q14
Net income available to common shareholders	$44,229
Add: Litigation settlement expenses (after-tax)	7,545
Deduct: Recovery of previously incurred legal costs related to certain legal matters, net of legal costs incurred in 3Q14 related to those same legal matters (after-tax)(1)	(2,211)
Add: Restructuring charges (after-tax)	494
Add: Visa indemnification charges (after-tax)	1,209
Adjusted net income available to common shareholders	$51,266
Weighted average common shares outstanding, diluted	139,726
Adjusted net income per diluted common share	$0.37

(in thousands)	3Q13	4Q13	1Q14	2Q14	3Q14
Total non-interest income	$63,578	$60,181	$70,182	$63,388	$63,985
Subtract: Investment securities gains, net	(1,124)	-	(1,331)	-	-
Subtract: Gain from Memphis transaction, net(2)	-	-	(5,789)	-	-
Adjusted non-interest income	$62,454	$60,181	$63,062	$63,388	$63,985

(in thousands)	3Q13	4Q13	1Q14	2Q14	3Q14
Total non-interest expense	$187,328	$190,738	$184,161	$182,205	$193,749
Other credit costs(3)	(15,603)	(8,285)	(8,128)	(4,635)	(11,858)
Restructuring charges	(687)	(3,770)	(8,577)	(7,716)	(809)
Visa indemnification charges	-	(799)	(396)	(356)	(1,979)
Litigation settlement expenses(4)	-	(10,000)	-	-	(12,349)
Adjusted non-interest expense	$171,038	$167,884	$167,060	$169,498	$166,754

(1) Recovery of previously incurred legal costs represents a reimbursement from an insurance carrier for attorney fees incurred in previous periods in connection with certain litigation. This amount, net of attorney fees incurred in 3Q14 relating to the same legal matters, is recorded as a component of professional fees in the consolidated income statement. These items are also a component of adjusted pre-tax, pre-credit costs income.

(2) Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.

(3) Other credit costs consist primarily of foreclosed real estate expense, net.

(4) 3Q14 and 4Q13 amounts consist of litigation settlement expenses, including loss contingency accruals, with respect to certain legal matters. Amounts for other quarters are not reported separately as amounts are not material.

Non-GAAP Financial Measures, continued

(dollars in thousands)	3Q13	4Q13	1Q14	2Q14	3Q14
Total risk-weighted assets	21,735,363	22,316,091	22,404,099	22,702,108	22,811,614 (5)
Income before income taxes	$73,459	$59,710	$77,024	$73,950	$72,656
Add: Provision for losses on loans	6,761	14,064	9,511	12,284	3,843
Add: Other credit costs(1)	15,603	8,285	8,128	4,635	11,858
Add: Restructuring charges	687	3,770	8,577	7,716	809
Add: Visa indemnification charges	-	799	396	356	1,979
Add: Litigation settlement expenses(2)	-	10,000	-	-	12,349
Subtract: Investment securities gains, net	(1,124)	(373)	(1,331)	-	-
Subtract: Gain from Memphis transaction, net(3)	-	-	(5,789)	-	-
Adjusted Pre-tax, pre-credit costs income	**$95,386**	**$96,255**	**$96,516**	**$98,941**	**$103,494**
Adjusted Pre-tax, pre-credit costs income/RWA(4)	**1.8%**	**1.7%**	**1.7%**	**1.7%**	**1.8%** (5)

(in thousands)	3Q13	4Q13	1Q14	2Q14	3Q14
Total average deposits	$20,878,768	$21,150,068	$20,725,259	$20,863,706	$20,938,587
Average brokered deposits	(1,333,293)	(1,194,427)	(1,234,847)	(1,401,167)	(1,494,620)
Average core deposits	**19,545,475**	**19,955,641**	**19,490,412**	**19,462,539**	**19,443,967**
Average state, county, and municipal deposits	(2,233,281)	(2,354,731)	(2,365,096)	(2,268,852)	(2,045,817)
Average core deposits excluding average state, county, and municipal deposits	**$17,312,194**	**$17,600,910**	**$17,125,316**	**$17,193,687**	**$17,398,150**

(1) Other credit costs consist primarily of foreclosed real estate expense, net.
(2) 3Q14 and 4Q13 amounts consist of litigation settlement expenses, including loss contingency accruals, with respect to ceertain legal matters. Amounts for other quarters are not reported separately as amounts are not material.
(3) Consists of gain, net of associated costs, from the sale of certain loans, premises, deposits, and other assets and liabilities of the Memphis, Tennessee branches of Trust One Bank, a division of Synovus Bank.
(4) Annualized
(5) Preliminary

Non-GAAP Financial Measures, continued

(dollars in thousands)	3Q13	4Q13	1Q14	2Q14	3Q14
Total shareholders' equity	$2,931,860	$2,948,985	$2,998,496	$3,053,051	$3,076,545
Add/Subtract: Accumulated other comprehensive loss (income)	29,514	41,258	30,463	13,716	24,827
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(3,783)	(3,415)	(1,883)	(1,678)	(1,471)
Subtract: Disallowed deferred tax assets	(647,828)	(618,516)	(579,537)	(547,786)	(529,342)
Add: Other items	7,426	7,612	7,682	7,619	7,637
Subtract: Series C Preferred Stock	(125,400)	(125,862)	(125,980)	(125,980)	(125,980)
Subtract: Qualified trust preferred securities	(10,000)	(10,000)	(10,000)	(10,000)	(10,000)
Tier 1 common equity	2,157,358	2,215,631	2,294,810	2,364,511	2,417,785
Risk weighted assets	21,735,363	22,316,091	22,404,099	22,702,108	22,811,614 *
Tier 1 common equity ratio	**9.93%**	**9.93%**	**10.24%**	**10.42%**	**10.60% ***

(dollars in thousands)	3Q14
Tier 1 common equity (Basel I)	$2,417,785
Add: Adjustment related to capital components	63,191
Estimated common equity Tier 1 under final Basel III rules without AOCI	2,480,976
Estimated risk-weighted assets under the final Basel III rules	23,624,802
Estimated common equity Tier 1 (CET1) ratio under final Basel III rules (on a fully phased-in basis)	**10.50%**

* Preliminary

Non-GAAP Financial Measures, continued

(dollars in thousands)	3Q13	4Q13	1Q14	2Q14	3Q14
Total assets	$26,218,360	$26,201,604	$26,435,426	$26,627,290	$26,519,110
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(3,783)	(3,415)	(1,883)	(1,678)	(1,471)
Tangible assets	$26,190,146	$26,173,758	$26,409,112	$26,601,181	$26,493,208
Total shareholders' equity	$2,931,860	$2,948,985	$2,998,496	$3,053,051	$3,076,545
Subtract: Goodwill	(24,431)	(24,431)	(24,431)	(24,431)	(24,431)
Subtract: Other intangible assets, net	(3,783)	(3,415)	(1,883)	(1,678)	(1,471)
Subtract: Series C Preferred Stock	(125,400)	(125,862)	(125,980)	(125,980)	(125,980)
Tangible common equity	$2,778,246	$2,795,277	$2,846,202	$2,900,962	$2,924,663
Tangible common equity to tangible assets ratio	10.61%	10.68%	10.78%	10.91%	11.04%